UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

15105 Kestrelglen Way, Lithia, Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 260-2866

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry of a Material Definitive Agreement.

On May 22, 2018, American International Ventures, Inc.’s wholly owned subsidiary, GeoEnergy (USA) Inc., was issued an International License to develop and construct Coal to Liquids plants in Indonesia. The license further permits construction of two (2) domestic plants in West Virginia and Kentucky (USA). This licensed technology is covered by recent United States Patent No: 9,845,431 B2 as developed by Quantex Research Corporation, a Canadian Company.

Significance of this process indicates a paradigm shift in the way Coal is evaluated worldwide.

GeoEnergy will utilize this Process for Depolymerizing Coal to produce Pitch and Naphthalene can yield up to four (4) barrels per ton using coal as a feedstock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

By:	/s/ Robert G. Polce Jr.
Name: Robert G. Polce Jr.
Title: Chief Executive Officer
Date: May 25, 2018

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